UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1030 Winding Creek Road, Suite 100
Roseville CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

Our 2020 Annual Meeting of Stockholders was held on August 26, 2020 (the “Annual Meeting”). As of June 30, 2020, the record date for the Annual Meeting (the “Record Date”), we had outstanding 16,628,992 shares of common stock. At the Annual Meeting, 9,343,368 shares of common stock were present in person or represented by proxy. Each share of common stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting.

Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in our Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on July 8, 2020 and its Supplement filed on August 19, 2020.

Proposal 1 – Election of Directors

The first proposal voted upon at the Annual Meeting was the election of five directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

At the Annual Meeting, the directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Charles Cargile	410,437	6,895	8,926,036
Daniel Gross	411,717	5,615	8,926,036
Rhone Resch	411,717	5,615	8,926,036
Judith Hall	411,740	5,592	8,926,036
Stanley Speer	411,717	5,615	8,926,036

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,333,779	5,920	3,669	—

Proposal 3 – Approval of an Amendment to our Certificate of Incorporation to Effect a Reduction in Authorized Common Stock Shares from 200,000,000 to 50,000,000

The third proposal voted upon at the Annual Meeting was the approval of an amendment to our Certificate of Incorporation to reduce the amount of shares of authorized common stock to 50,000,000.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,335,185	4,603	3,580	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: September 2, 2020	By:	/s/ Paul McDonnel
Paul C. McDonnel
Interim Chief Financial Officer